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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest Event Reported)
                                   May 6, 2003


GREENPOINT MORTGAGE SECURITIES INC., (as sponsor under the Sale and Servicing Agreement, dated as of May 1, 2003, providing for the issuance of GreenPoint Home Equity Loan Trust 2003-1, Home Equity Loan Asset-Backed Notes).


                       GreenPoint Mortgage Securities Inc.
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             (Exact name of registrant as specified in its charter)


            Delaware                   333-62698                 68-0397342
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(State or Other Jurisdiction of       (Commission             (I.R.S. Employer
         Incorporation)               File Number)          Identification No.)


              100 Wood Hollow Drive
               Novato, California                           94945
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   (Address of Principal Executive Offices)              (Zip Code)


Registrant's telephone number, including area code  (415) 878-5000
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          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.    OTHER EVENTS

         In connection with the offering of the Home Equity Loan Asset-Backed Securities, Series 2003-1, Class A Notes, of which GreenPoint Home Equity Loan Trust 2003-1 is the issuer, as described in a Prospectus Supplement to the Prospectus dated as of May 9, 2003, certain "Collateral Term Sheets" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").


ITEM 7.    FINANCIAL  STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (a) Not applicable.

           (b) Not applicable.

           (c) Exhibit 99.1. Related Computational Materials (as defined in Item 5 above).







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


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GREENPOINT MORTGAGE
                                              SECURITIES INC.


                                            By: /s/ Nathan Hieter
                                                --------------------------------
                                                Name:  Nathan Hieter
                                                Title: Vice President

Dated: May 8, 2003









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


                                  EXHIBIT INDEX



Exhibit
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99.1.    Related Computational Materials (as defined in Item 5 above).













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